T. Rowe Price U.S. Equity Research Fund

Supplement to Prospectus Dated May 1, 2019, as supplemented

On or around November 25, 2019, the T. Rowe Price Institutional U.S. Structured Research Fund (the “Institutional Fund”) is expected to reorganize into the T. Rowe Price U.S. Equity Research Fund (the “Fund”). In an effort to ensure that shareholders of the Institutional Fund will not experience higher fees as a result of the reorganization, effective November 1, 2019, T. Rowe Price has agreed to implement a permanent limitation on the fund’s management fees and to reduce the fund’s I Class’ existing limitation on operating expenses.

The fund’s management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee is based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. Conversely, the group fee could increase if there was a significant decrease in the combined net assets of all T. Rowe Price Funds. As a result, effective November 1, 2019, T. Rowe Price has agreed to permanently limit the fund’s overall management fee to 0.33%, the Institutional Fund’s current management fee rate.

Accordingly, the following is added to the paragraph under the table entitled “Group Fee Schedule” on page 10:

Effective November 1, 2019, T. Rowe Price has contractually agreed to permanently waive any portion of the management fee it is entitled to receive from the fund in order to limit the fund’s management fee rate to 0.33% of the fund’s average daily net assets. This agreement can only be modified or terminated with approval by the fund’s shareholders. Any fees waived under this agreement are not subject to reimbursement to T. Rowe Price by the fund.

In addition, effective November 1, 2019, the expense limitation on I Class Operating Expenses will be reduced from 0.05% to 0.04% of the class’ average daily net assets, through at least April 30, 2022.

Accordingly, the following is added below the first paragraph under the table entitled “Group Fee Schedule” on page 10:

Effective November 1, 2019, with respect to the I Class, T. Rowe Price has contractually agreed (through June 30, 2022) to pay the operating expenses of the fund’s I Class excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (“I Class Operating Expenses”), to the extent the I Class Operating Expenses exceed 0.04% of the class’ average daily net assets. The agreement may be terminated at any time after June 30, 2022, with approval by the fund’s Board of Directors. Any expenses paid under this agreement (and the fund’s current limitation on I Class Operating Expenses of 0.05%) are subject to reimbursement to T. Rowe Price by the fund whenever the fund’s I Class Operating Expenses are below 0.04%. However, no reimbursement will be made more than three years from the date such amounts were initially waived or reimbursed. The fund may only make repayments to T. Rowe Price if such repayment does not cause the I Class Operating Expenses (after the repayment is taken into account) to exceed the lesser of: (1) the limitation on I Class Operating Expenses in place at the time such amounts were waived; or (2) the current expense limitation on I Class Operating Expenses.

The date of this supplement is August 1, 2019.

F108-042 8/1/19